Exhibit 10.9
     AMENDMENT AGREEMENT NO. 1 dated as of January 28, 2009 (this “Amendment”), with respect to the Credit Agreement dated as of October 31, 2007 (the “Credit Agreement”), among TELESAT HOLDINGS INC., a Canada corporation, TELESAT INTERCO INC., a Canada corporation, 4363230 CANADA INC., a Canada corporation, TELESAT LLC, a Delaware limited liability company (the “U.S. Borrower”), the Guarantors, the Lenders, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”), MORGAN STANLEY & CO. INCORPORATED, as collateral agent (in such capacity, the “Collateral Agent”), UBS SECURITIES LLC, as syndication agent, MORGAN STANLEY SENIOR FUNDING, NOVA SCOTIA, as swingline lender, THE BANK OF NOVA SCOTIA, as issuing bank, and MORGAN STANLEY & CO. INCORPORATED, UBS SECURITIES LLC and J.P. MORGAN SECURITIES INC., as joint lead arrangers and joint book running managers, and JPMORGAN CHASE BANK, N.A., THE BANK OF NOVA SCOTIA and CITIBANK, N.A., CANADIAN BRANCH, as co-documentation agents (as to which Telesat Canada (the “Canadian Borrower” and, together with the U.S. Borrower, the “Borrowers” and each a “Borrower”) became bound as a borrower).
     A. The Borrowers have requested that the Administrative Agent and Required Lenders amend certain provisions of the Credit Agreement as set forth herein.
     B. The Administrative Agent and Required Lenders are willing so to agree pursuant to the terms and subject to the conditions set forth herein.
     C. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     In consideration of the premises and the agreements, provisions and covenants contained herein, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:
     SECTION 1. Amendments to the Credit Agreement.
     (a) Subject to the satisfaction of the conditions set forth in Section 2 below, the Credit Agreement is hereby amended in the following respects:
(i)	Section (u) of the definition of Permitted Liens is amended and restated in its entirety as follows:

“(u) restrictions in condosat agreements or the APSTAR-IIR Transponder Lease Agreement, dated as of January 18, 1996 by and between APT Satellite Co., Ltd. (whose rights subsequently have been assigned to Telesat Canada), and HBO Pacific Partners, C.V. (which subsequently converted into HBO Pacific Partners, v.o.f.) (as any such agreement may from time to time be modified, supplemented, amended, renewed or replaced, the “Subject Agreements”) relating to transponders that restrict sales, dispositions, leases or security interests on satellites to any third party purchaser, lessee or secured party unless such purchaser or lessee of such satellite agrees to (or, in the case of a security interest in such satellite, the secured party agrees pursuant to a non-disturbance agreement that in connection with the enforcement of any such security interest or the realization upon any such security interest, such secured party agrees that, prior to or concurrently with the transfer becoming effective, the person to whom the satellite bus shall be transferred shall agree that such transferee shall) be subject to the terms of the applicable Subject Agreement so long as such Subject

Agreement is (in the case of any such restriction on a security interest) otherwise reasonably satisfactory to the Administrative Agent in its sole discretion (who may in its sole discretion condition its consent to the terms of such agreement (a) not providing for any liability on the part of the secured party or lenders prior to such secured party taking possession or control of the Satellite and (b) being of no force and effect upon release of such security interest) and provided that, with respect to any Subject Agreement entered into after the Closing Date, the applicable Loan Parties shall have used their commercially reasonable efforts in negotiating such Subject Agreement so that such Subject Agreement does not contain such restrictions; and”
     SECTION 2. Conditions Precedent. The effectiveness of this Amendment is subject to the conditions that:
     (a) Administrative Agent shall have received signature pages for this Amendment from the Borrowers and the Required Lenders; and
     (b) the Borrowers shall have paid all amounts owed pursuant to Section 7 hereof.
     SECTION 3. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and each of the Lenders that:
     (a) This Amendment is within such Borrower’s organizational powers and has been duly authorized by all necessary organizational action on the part of such Borrower. This Amendment has been duly executed and delivered by such Borrower and constitutes, a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to (1) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
     (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement or in any Loan Document are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
     (c) After giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing.
     (d) The execution, delivery and performance by the Borrowers of this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation, memorandum of association or other constitutive documents or by-laws or articles of association of any Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this clause (d), could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
     SECTION 4. Credit Agreement. Except as specifically provided hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby. This Amendment shall be a Loan Document for all purposes.
     SECTION 5. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
     SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed signature page of this Amendment by facsimile or “pdf file” transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 7. Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.
     SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TELESAT CANADA
By:	/s/ Michel Cayouette
	Name:	Michel Cayouette
	Title:	Chief Financial Officer

TELESAT LLC
By:	/s/ Michel Cayouette
	Name:	Michel Cayouette
	Title:	Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC., a Administrative Agent
By:	/s/ Stephen B. King
	Name:	Stephen B. King
	Title:	Vice President Morgan Stanley Senior Funding, Inc.

ABRY Advanced Securities Fund, LP, as a Lender
By:	/s/ Matthew I. Lapides
	Name:	Matthew I. Lapides
	Title:	Senior Vice President

American International Group, Inc	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.,	Name:	Chang W. Chung
Its Investment Advisor	Title:	Vice President

AIG Bank Loan Fund Ltd.	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.	Name:	Chang W. Chung
Its Investment Manager	Title:	Vice President

Saturn CLO, Ltd.	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.,	Name:	Chang W. Chung
its Collateral Manager	Title:	Vice President

Galaxy CLO 2003-1, Ltd.	By	/s/ Chang W. Chung
By : AIG Global Investment Corp.,	Name:	Chang W. Chung
its Collateral Manager	Title:	Vice President

Galaxy III CLO, Ltd.	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.,	Name:	Chang W. Chung
its Collateral Manager	Title:	Vice President

Galaxy IV CLO, LTD	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.	Name:	Chang W. Chung
its Collateral Manager	Title:	Vice President

Galaxy V CLO, LTD	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.	Name:	Chang W. Chung
its Collateral Manager	Title:	Vice President

Galaxy VI CLO, LTD	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.	Name:	Chang W. Chung
its Collateral Manager	Title:	Vice President

Galaxy VII CLO, LTD	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.	Name:	Chang W. Chung
it’s Collateral Manager	Title:	Vice President

Galaxy VIII CLO, LTD	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.	Name:	Chang W. Chung
as Collateral Manager	Title:	Vice President

Galaxy X CLO, LTD	By	/s/ Chang W. Chung
By: AIG Global Investment Corp.	Name:	Chang W. Chung
It’s Collateral Manager	Title:	Vice President

STICHTING PENSIOENFONDS MEDISCH SPECIALISTEN	By:	/s/ Chang W. Chung
BY: AIG Global Investment Corp.	Name:	Chang W. Chung
Its Investment Manager	Title:	Vice President

STICHTING PENSIOENFONDS VOOR HUISARTSEN	By:	/s/ Chang W. Chung
BY: AIG Global Investment Corp.	Name:	Chang W. Chung
Its Investment Manager	Title:	Vice President

GREYROCK CDO Limited By: Aladdin Capital Management, as a Lender
By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

LANDMARK IX CDO Limited By: Aladdin Capital Management, as a Lender
By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

LANDMARK VI CDO Limited By: Aladdin Capital Management, as a Lender
By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

LANDMARK III CDO Limited By: Aladdin Capital Management, as a Lender
By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

LANDMARK IV CDO Limited By: Aladdin Capital Management, as a Lender
By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

LANDMARK VII CDO Limited By: Aladdin Capital Management, as a Lender
By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

LANDMARK VIII CLO Limited By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

LANDMARK V CDO Limited By: Aladdin Capital Management, as a Lender
By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

ACM Income Fund Inc., as a Lender
By:	/s/ Petter Stensland
	Name:	Petter Stensland
	Title:	Vice President

AllianceBernstein Institutional Investments — Diversified Yield Plus Portfolio., as a Lender
By:	/s/ Petter Stensland
	Name:	Petter Stensland
	Title:	Vice President

Indiana State Teachers’ Retirement Fund, as a Lender
By:	/s/ Petter Stensland
	Name:	Petter Stensland
	Title:	Vice President

Oregon State Treasury, as a Lender
By:	/s/ Petter Stensland
	Name:	Petter Stensland
	Title:	Vice President

Sanford C. Bernstein Funds, Inc. — Intermediate Duration Portfolio, as a Lender
By:	/s/ Petter Stensland
	Name:	Petter Stensland
	Title:	Vice President

Sanford C. Bernstein Funds, Inc. II — Intermediate Duration Institutional Portfolio, as a Lender
By:	/s/ Petter Stensland
	Name:	Petter Stensland
	Title:	Vice President

AllianceBernstein Global Bond Fund, as a Lender
By:	/s/ Petter Stensland
	Name:	Petter Stensland
	Title:	Vice President

AllianceBernstein Bond Fund — Intermediate Bond Portfolio, as a Lender
By:	/s/ Petter Stensland
	Name:	Petter Stensland
	Title:	Vice President

AllianceBernstein Institutional Investments — Senior Loan Portfolio, as a Lender
By:	/s/ Petter Stensland
	Name:	Petter Stensland
Title: Vice President

Allied Irish Banks, p.l.c, as a Lender
By:	/s/ Anthony O’Reilly
	Name:	Anthony O’Reilly
	Title:	SVP

/s/ Marc Pierron
	Name:	Marc Pierron
	Title:	AVP

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By: Ares Enhanced Credit Opportunities Fund Management, L.P.,

as a Lender

By:	/s/ Seth Brufsky

Name:	Seth Brufsky
Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY HI, LTD.

By: ARES ENHANCED LOAN MANAGEMENT III, L.P.
By: ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER
By: ARES MANAGEMENT LLC, ITS MANAGER

as a Lender

By:	/s/ Seth Brufsky

Name:	Seth Brufsky
Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., as Portfolio Manager

	By:	Ares Enhanced Loan IR GP, LLC, as its General Partner

		By:	Ares Management LLC, as its Manager

as a Lender

By:	/s/ Seth Brufsky

Name: Seth Brufsky
Title: Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY IR-B LTD.

By:	ARES ENHANCED LOAN MANAGEMENT IR-B, L.P., as Portfolio Manager

	By:	Ares Enhanced Loan IR-B GP, LLC, as its General Partner

		By:	Ares Management LLC, as its Manager

as a Lender

By:	/s/ Seth Brufsky

Name: Seth Brufsky
Title: Vice President
FUTURE FUND BOARD OF GUARDIANS

By:	Ares Enhanced Loan Investment Strategy Advisor IV, L.P., its investment manager

By:	Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC, its general partner

By:	Ares Management LLC, its managing member
as a Lender

By:	/s/ Seth Brufsky

Name:	Seth Brufsky
Title:	Vice President

ARES XICLO Ltd.

By: ARES CLO MANAGEMENT XI, L.P. By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER By: ARES MANAGEMENT LLC, ITS MANAGER

as a Lender

By:	/s/ Seth Brufsky

Name:	Seth Brufsky
Title:	Vice President

ARES XII CLO LTD.

By: ARES CLO MANAGEMENT XII, L.P.
By: ARES CLO GP XII, LLC, ITS GENERAL PARTNER
By: ARES MANAGEMENT LLC, ITS MANAGER

as a Lender

By:	/s/ Seth Brufsky

Name:	Seth Brufsky
Title:	Vice President

ARES IIIR/IVR CLO LTD.

By: ARES CLO MANAGEMENT IIIR/IVR, L.P.

By: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By: ARES MANAGEMENT LLC, ITS MANAGER

as a Lender

By:	/s/ Seth Brufsky

Name:	Seth Brufsky
Title:	Vice President

Global Loan Opportunity Fund B.V.

By: Ares Management Limited, its Portfolio Manager

as a Lender

By:	/s/ Seth Brufsky

Name: Seth Brufsky
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Todd Meller
	Name:	Todd Meller
	Title:	Managing Director

Barclays Bank, PLC, as a Lender
By:	/s/ Daniel Picard
	Name:	Daniel Picard
Title:

Battalion CLO 2007-I, as a Lender
By:	/s/ Joanna Bensimon
	Name:	Joanna Bensimon
	Title:	Associate

By: Callidus Debt Partners CLO Fund II, Ltd.
               By: Its Collateral Manager,
        Callidus Capital Management, LLC, as a Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: Callidus Debt Partners CLO Fund III Ltd.
               By: Its Collateral Manager,
        Callidus Capital Management, LLC, as a Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: Callidus Debt Partners CLO Fund IV Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as a Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: Callidus Debt Partners CLO Fund V, Ltd.
By: Its Collateral Manager
Callidus Capital Management, LLC, as a Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: Callidus Debt Partners CLO Fund VI, Ltd.
By: Its Collateral Manager
Callidus Capital Management, LLC, as a Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: Callidus Debt Partners CLO Fund VII, Ltd
By: Its collateral Manager
Callidus Capital Management, LLC, as a Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: MAPS CLO Fund I, LLC
By: Its Collateral Manager,
Callidus Capital Management, LLC, as a Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

By: MAPS CLO Fund II, Ltd.
By: Its Collateral Manager,
Callidus Capital Management, LLC, as a Lender

By:	/s/ Ira Ginsburg
	Name:	Ira Ginsburg
	Title:	Principal

Del Mar CLO I, Ltd.
By: Caywood-Scholl Capital Management, LLC
As Collateral Manager

By:	/s/ Tom Saake
	Name:	Tom Saake
	Title:	Managing Director

LightPoint CLO V, Ltd.
LightPoint CLO VII, Ltd.
LightPoint CLO VIII, Ltd.
Airlie CLO 2006-I, Ltd., as a Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
Title: Authorized Signatory

CITIBANK, N.A., as a Lender
By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]

Energizer I Loan Funding LLC, as a Lender
By:	/s/ Emily [ILLEGIBLE]
	Name:	Emily [ILLEGIBLE]
	Title:	Director

PPM Riviera CBNA Loan Funding LLC, as a Lender
By:	/s/ Malia Baynes
	Name:	Malia Baynes
	Title:	Trust Officer

Sidecar I Loan Funding LLC, as a Lender
By:	/s/ Emily [ILLEGIBLE]
	Name:	Emily [ILLEGIBLE]
	Title:	Director

CREDIT SUISSE CAPITAL LLC, as a Lender
By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

Flagship CLO III
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

Flagship CLO IV
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

Flagship CLO V
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

Flagship CLO VI
By: Deutsche Investment Management Americas, Inc.
As Collateral Manager

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

DWS Floating Rate Plus Fund
By: Deutsche Investment Management Americas, Inc.
       Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

DWS Short Duration Plus Fund
By: Deutsche Investment Management Americas, Inc.
       Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

Deutsche Investment Management Americas, Inc.
As Investment Adviser to the following DWS Funds:
DWS High Income Fund
DWS High Income Plus Fund
DWS High Income VIP
DWS Multi Market Income Trust
DWS Strategic Income Fund
DWS Balanced Fund
DWS Strategic Income Trust
DWS Strategic Income VIP
DWS Balanced VIP

/s/ Gary A. Sullivan
Name: Gary A. Sullivan
Title: Managing Director

/s/ Abdoulaye Thiam
Name: Abdoulaye Thiam
Title: Vice President

Deutsche Bank AG New York Branch
By: DB Services New Jersey, Inc, as a Lender

By:	/s/ Jonathan Shin
	Name:	Jonathan Shin
	Title:	Assistant Vice President

/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

TRS HY FNDS LLC, as a Lender
By: Deutsche Bank AG Cayman Islands Branch
       its sole member
By: DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Angeline Quintana
	Name:	Angeline Quintana
Title: Assistant Vice President

Duane Street CLO III, Ltd.
By: DiMaio Ahmad Capital LLC,
As Collateral Manager, as a Lender

By:	/s/ Paul Travers
	Name:	Paul Travers
	Title:	Managing Director

Duane Street CLO IV, Ltd.
By: DiMaio Ahmad Capital LLC,
As Collateral Manager, as a Lender

By:	/s/ Paul Travers
Name: Paul Travers
Title: Managing Director

DUANE STREET CLO V, LTD

By: DiMaio Ahmad Capital LLC,
as Manager, as a Lender

By:	/s/ Paul Travers
Name: Paul Travers
Title: Managing Director

Laodicea II LLC., as a Lender

By:	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

FORTRESS CREDIT FUNDING I LP, as Lender

By: Fortress Credit Funding I GP LLC, its general partner

By:	/s/ Marc K. Furstein
Name: MARC K. FURSTEIN
Title: CHIEF OPERATING OFFICER

Grand Central Asset Trust, LBAM Series, as a Lender

By:	/s/ Roy Hykal
Name: Roy Hykal
Title: Attorney-in-fact

HALCYON STRUCTURED ASSET MANAGEMENT
CLO 2008-II B.V.

Halcyon Structured Asset Management European CLO
2007-1 B.V. Known before as: Vondelpark CDO
B.V.

Halcyon Structured Asset Management CLO I LTD.

Halcyon Loan Investors CLO I, LTD.

Halcyon Loan Investors CLO II, LTD.

Halcyon Structured Asset Management Long
Secured/Short Unsecured CLO 2006 -1 LTD.

Halcyon Structured Asset Management Long
Secured/Short Unsecured CLO 2007-1, LTD.
Known before as: Halcyon Structured Asset
Management Long Secured/Short Unsecured CLO
II LTD.

Halcyon Structured Asset Management Long
Secured/Short Unsecured CLO III LTD.

Halcyon Structured Asset Management Long
Secured/Short Unsecured 2007-2 LTD. Known
before as: Genesis CBNA Loan Funding LLC

, as a Lender

By:	/s/ Dave Martino
Name: Dave Martino
Title: Controller

ING BANK OF CANADA, as a Lender

By:	/s/ Wim Steenbakkers

	Name:	Wim Steenbakkers
	Title:	Managing Director
Structured Finance
Telecom, Media & Technology Finance

/s/ Oliver Petersen

	Name:	Oliver Petersen
	Title:	Vice President
Structured Finance
Telecom, Media & Technology Finance

Diamond Lake CLO Ltd, as a Lender

By:	/s/ Sunil Pradhan
Name: Sunil Pradhan
Title: AVP

Clear Lake CLO LTD, as a Lender

By:	/s/ Sunil Pradhan
Name: Sunil Pradhan
Title: AVP

St. James River CLO LTD, as a Lender

By:	/s/ Sunil Pradhan
Name: Sunil Pradhan
Title: AVP

KKR Financial CLO 2005-1, Ltd, as a Lender

By:	/s/ Sarah Brucks
Name: Sarah Brucks
Title: Authorized Signatory

KKR Financial CLO 2005-2, Ltd, as a Lender

By:	/s/ Sarah Brucks
Name: Sarah Brucks
Title: Authorized Signatory

KKR Financial CLO 2007-A, Ltd, as a Lender

By:	/s/ Sarah Brucks
Name: Sarah Brucks
Title: Authorized Signatory

MAGNOLIA FUNDING, as a Lender

By:	/s/ [ILLEGIBLE]
Name:
Title:

WIND RIVER CLO I LTD.
By:	McDonnell Investment Management, LLC, as Manager
as a Lender

	By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

WIND RIVER CLO II — TATE INVESTORS, LTD.
By:	McDonnell Investment Management, LLC, as Manager
as a Lender

	By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

GANNETT PEAK CLO I, LTD.
By:	McDonnell Investment Management, LLC,
as Investment Manager
as a Lender

	By:	/s/ Kathleen A. Zarn
Name: Kathleen A. Zarn
Title: Vice President

CUNA Mutual Insurance Society, as a Lender

By:	/s/ Allen R. Cantrell
Name: Allen R. Cantrell
Title: Director, Private Placements

Morgan Stanley Senior Funding Nova Scotia Co., as a Lender

By:	/s/ Todd Vannucci
Name: Todd Vannucci
Title: Vice President

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Vice President
Morgan Stanley Senior Funding, Inc., as a Lender

NAVIGARE FUNDING I CLO LTD
By: Navigare Partners LLC
Its collateral manager, as a Lender

By:	/s/ Sheryl A. Rothman
Name: Sheryl A. Rothman
Title: Managing Director

NAVIGARE FUNDING II CLO LTD
By: Navigare Partners LLC
as collateral manager, as a Lender

By:	/s/ Sheryl A. Rothman
Name: Sheryl A. Rothman
Title: Managing Director

NAVIGARE FUNDING III CLO LTD
By: Navigare Partners LLC
as collateral manager, as a Lender

By:	/s/ Sheryl A. Rothman
Name: Sheryl A. Rothman
Title: Managing Director

, as a Lender

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Senior Director
Octagon Investment Partners V, Ltd.
By: Octagon Credit Investors, LLC
       as Portfolio Manager
Octagon Investment Partners VI, Ltd.
By: Octagon Credit Investors, LLC
       as collateral manager
Octagon Investment Partners VII, Ltd.
By: Octagon Credit Investors, LLC
       as collateral manager
Octagon Investment Partners VIII, Ltd.
By: Octagon Credit Investors, LLC
       as collateral manager
Octagon Investment Partners IX, Ltd.
By: Octagon Credit Investors, LLC
       as Manager
Octagon Investment Partners X, Ltd.
By: Octagon Credit Investors, LLC
       as Collateral Manager
Octagon Investment Partners XI, Ltd.
By: Octagon Credit Investors, LLC
       as Collateral Manager
Hamlet II, Ltd.
By: Octagon Credit Investors, LLC
       as Portfolio Manager

Clarenville CDO, SA
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Global Credit Opportunity Offshore Fund Ltd
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

ING PIMCO High Yield Portfolio
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Loan Funding III LLC
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC,
as its Investment Advisor

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO High Yield Fund
By:	Pacific Investment Management Company LLC,
as its Investment Advisor for the PIMCO High Yield
Fund, acting through Investors Fiduciary Trust
Company in the Nominee Name of IFTCO

	By	/s/ Arthur Y. D. Ong
Arthur Y. D. Ong
Senior Vice President

PIMCO Income Opportunity Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By	/s/ Arthur Y. D. Ong

Arthur Y. D. Ong
Senior Vice President

PIMCO Cayman Global High Income Fund
By:	Pacific Investment Management Company, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong

Arthur Y. D. Ong
Senior Vice President

PIMCO Cayman Bank Loan Fund
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong

Arthur Y. D. Ong
Senior Vice President

Portola CLO, Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong

Arthur Y. D. Ong
Senior Vice President

Red River HYPi, L.P.
By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By	/s/ Arthur Y. D. Ong

Arthur Y. D. Ong
Senior Vice President

Southport CLO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong

Arthur Y. D. Ong
Senior Vice President

Virginia Retirement System
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By	/s/ Arthur Y. D. Ong

Arthur Y. D. Ong
Senior Vice President

Principal, as a Lender

By:	/s/ Darrin E. Smith

	Name:	Darrin E. Smith
	Title:	PM — High Yield

QIC Limited (formerly Queensland Investment Corporation) as investment manager and trustee for the Queensland Investment Trust No. 1, as a Lender, by its duly authorised attorneys:

By:	/s/ Susan Buckley

	Name:	Susan Buckley
	Title:	Managing Director
Active Management

By:	/s/ Peter Howells

	Name:	Peter Howells
	Title:	Head of Human Resource Services

QIC Limited (formerly Queensland Investment Corporation) as investment manager and trustee for the Queensland Investment Trust No. 2, as a Lender, by its duly authorised attorneys:

By:	/s/ Susan Buckley

	Name:	Susan Buckley
	Title:	Managing Director
Active Management

By:	/s/ Peter Howells

	Name:	Peter Howells
	Title:	Head of Human Resource Services

QIC Limited (formerly Queensland Investment Corporation) as investment manager and trustee for the QIC Global Credit Opportunities Fund, as a Lender, by its duly authorised attorneys:

By:	/s/ Susan Buckley

	Name:	Susan Buckley
	Title:	Managing Director
Active Management

By:	/s/ Peter Howells

	Name:	Peter Howells
	Title:	Head of Human Resource Services

Asclepius, LLC, as a Lender By: The Royal Bank of Scotland Plc, as Attorney-in-fact By: RBS Greenwich Capital Markets, Inc., its agent

By:	/s/ Kevin Q. Stuebe

	Name:	Kevin Q. Stuebe
	Title:	V.P.

Clapboard, LLC, as a Lender By: The Royal Bank of Scotland Plc, as Attorney-in-fact By: RBS Greenwich Capital Markets, Inc., its agent

By:	/s/ Kevin Q. Stuebe

	Name:	Kevin Q. Stuebe
	Title:	V.P.

Fulton Funding, as a Lender

By:	/s/ Irfan Ahmed

	Name:	Irfan Ahmed
	Title:	Authorized Signatory

Glarke Funding, as a Lender

By:	/s/ Irfan Ahmed

	Name:	Irfan Ahmed
	Title:	Authorized Signatory

Stanfield Carrera CLO, Ltd. By: Stanfield Capital Partners LLC as its Asset Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

XL Re Europe Limited By: Stanfield Capital Partners, LLC signed as: its Collateral Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

Stanfield Modena CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

Stanfield Vantage CLO, Ltd By: Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

Stanfield AZURE CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

Stanfield Veyron CLO, Ltd By: Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

Stanfield Daytona CLO, Ltd By: Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

Stanfield McLaren CLO, Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

Stanfield Bristol CLO, Ltd. By: Stanfield Capital Partners LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

Stanfield Arnage CLO Ltd. By: Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

LFS 1 GXG LLC By: Stanfield Capital Partners, LLC as its Sub-Investment Advisor, as a Lender

By:	/s/ David Frey

	Name:	David Frey
	Title:	Managing Director

Rampart CLO 2006-1 Ltd. By: Stone Tower Debt Advisors LLC, As its collateral manager., as a Lender

By:	/s/ [ILLEGIBLE]

	Name:	[ILLEGIBLE]
	Title:	Authorized Signatory

Rampart CLO 2007 Ltd. By: Stone Tower Debt Advisors LLC, As its collateral manager., as a Lender

By:	/s/ Michael W. DelPercio

	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower Credit Funding I Ltd. By: Stone Tower Fund Management LLC, As its collateral manager., as a Lender

By:	/s/ Michael W. DelPercio

	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO VII Ltd. By: Stone Tower Debt Advisors LLC, As its collateral manager., as a Lender

By:	/s/ Michael W. DelPercio

	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO VI Ltd. By: Stone Tower Debt Advisors LLC, As its collateral manager., as a Lender

By:	/s/ Michael W. DelPercio

	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO V Ltd. By: Stone Tower Debt Advisors LLC, As its collateral manager., as a Lender

By:	/s/ Michael W. DelPercio

	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO IV Ltd.
By:	Stone Tower Debt Advisors LLC,

As its collateral manager., as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Stone Tower CLO III Ltd.
By:	Stone Tower Debt Advisors LLC,

As its collateral manager., as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Granite Ventures III Ltd.
By:	Stone Tower Debt Advisors LLC,

As its collateral manager., as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Granite Ventures II Ltd.
By:	Stone Tower Debt Advisors LLC,

As its collateral manager., as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Granite Ventures I Ltd.
By:	Stone Tower Debt Advisors LLC,

As its collateral manager., as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Cornerstone CLO Ltd.
By:	Stone Tower Debt Advisors LLC,

As its collateral manager., as a Lender
By:	/s/ Michael W. DelPercio
	Name:	Michael W. DelPercio
	Title:	Authorized Signatory

Sumitomo Mitsui Banking Corporation of Canada, as a Lender
By:	/s/ E.R. Langley
	Name:	E.R. Langley
	Title:	Senior Vice President

EVEREST FUNDING LLC, as a Lender
By:	/s/ Tara E. Kenny
	Name:	Tara E. Kenny
	Title:	Assistant Vice President

Mountain View Funding CLO 2006-I Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Grand Horn CLO Ltd.
By:	Seix Investment Advisors LLC, as Collateral Manager

Ridgeworth Funds — Seix Floating Rate High Income Fund
By:	Seix Investment Advisors LLC, as Subadvisor
as Lenders

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

Symphony Credit Partners I LTD, as a Lender
By:	Symphony Asset Management, LLC

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

Symphony Credit Partners II LTD, as a Lender
By:	Symphony Asset Management, LLC

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

Symphony Credit Partners III LTD, as a Lender
By:	Symphony Asset Management, LLC

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

Symphony CLO V, as a Lender
By:	Symphony Asset Management, LLC

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

Symphony CLO VI, as a Lender
By:	Symphony Asset Management, LLC

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

Symphony CLO I, as a Lender
By:	Symphony Asset Management, LLC

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

Symphony CLO III, as a Lender
By:	Symphony Asset Management, LLC

By:	/s/ Lenny Mason
	Name:	Lenny Mason
	Title:	Portfolio Manager

Trimaran CLO IV Ltd
By	Trimaran Advisors, L.L.C., as a Lender

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

Trimaran CLO V Ltd
By	Trimaran Advisors, L.L.C., as a Lender

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

Trimaran CLO VI Ltd
By	Trimaran Advisors, L.L.C., as a Lender

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

Trimaran CLO VII Ltd
By	Trimaran Advisors, L.L.C., as a Lender

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

UBS AG Canada Branch, as a Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R Otsa
	Name:	Irja R Otsa
	Title:	Associate Director

USAA HIGH YIELD OPPORTUNITIES FUND, as a Lender
By:	/s/ Clifford A. Coladson
	Name:	Clifford A. Coladson
	Title:	Vice President

WhiteHorse I, Ltd., as a Lender
By:	WhiteHorse Capital Partners, L.P. as Collateral Manager
By	WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan M. Underwood Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

WhiteHorse II, Ltd., as a Lender
By:	WhiteHorse Capital Partners, L.P. as Collateral Manager
By	WhiteRock Asset Advisor, LLC, its G.P.

By:	/s/ Ethan M. Underwood Name: Ethan M. Underwood, CFA
Title: Portfolio Manager

WhiteHorse Credit Master Fund, L.P., as a Lender
By:	WhiteHorse Credit Advisors, LLC
Its:	General Partner

By:	/s/ Ethan Underwood Name: Ethan Underwood
Its: Manager